                                                                  EXHIBIT 10.103


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 20, 1999, between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation (the "Borrower") .

                                    RECITALS

         WHEREAS, the Borrower and the Lender entered into that Amended and Restated Credit Agreement dated as of January 1, 1999 (the "Credit Agreement"); defined terms used herein but not herein defined have the meanings ascribed to those terms in the Credit Agreement; and

         WHEREAS, Section 4.3(b) of the Credit Agreement provides that Borrower may not use Proceeds from Advances after January 1, 1999, to make capital contributions to, among other things, East West Resort Development III, L.L.L.
P. ("EWRD 3") for the Eagle Ranch Project in an amount exceeding the Remaining Project Equity Advance for the Project as shown in Schedule A to the Credit Agreement (which, as of January 1, 1999, was $435,000); and

         WHEREAS, the General Partner of EWRD 3 has appealed to Borrower to make an additional capital contribution of $8 million, all of which will be applied exclusively towards completion of the Eagle Ranch Project; and

         WHEREAS, the Borrower desires to make such $8 million additional capital contribution to EWRD 3 exclusively for the Eagle Ranch Project; and the Borrower has requested that Lender agree to increase the Commitment Amount by Eight Million Dollars ($8,000,000) on the condition that -- and that the Lender, notwithstanding Section 4.3(b) of the Credit Agreement, consent that -- all of such additional loaned funds shall be contributed to EWRD 3 exclusively for application towards completion of the Eagle Ranch Project; and

         WHEREAS, the Lender is willing, on the terms and subject to the conditions set forth in the Credit Agreement as amended by this Amendment, to modify and increase the Commitment Amount and to make the Loan in a maximum aggregate principal amount at any one time outstanding not to exceed $56,166,666, from time to time prior to the Commitment Termination Date, and to consent to the Borrower making an additional contribution of $8 million to EWRD 3 to be applied towards completion of the Eagle Ranch Project; and

         WHEREAS, except as expressly amended by this Amendment or other instruments executed pursuant hereto, the Loan Documents shall remain in full force and effect in accordance with their respective terms;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Amendment of Sections 2.1 and 2.3 and Addition of Section 2.5 (Commitment, Note, and Eagle Ranch Component).

         (a) The first and second sentences of Section 2.1 of the Credit Agreement are amended and restated in their entireties as follows:

         "On the terms and subject to the conditions of this Agreement (including, without limitation, Article V, Section 2.5 and Section 4.3), the Lender agrees, until the Commitment Termination Date, to make advances under the Loan to the Borrower up to an aggregate outstanding principal amount of Fifty-Six Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($56,166,666) (the "Commitment Amount") pursuant to Section 2.2. Prior to the available Commitment Termination Date but subject to Section 2.5, the Borrower may repay and reborrow up to the full amount of the Commitment Amount in accordance with the terms hereof."

         (b) Section 2.3 of the Credit Agreement is amended and restated in its entirety as follows:

         "Section 2.3 Note. The Loan shall be evidenced by a single promissory note (the "Note") payable to the order of Lender in the maximum principal amount of Fifty-Six Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($56,166,666), which modifies, restates, replaces and substitutes for that Note dated January 1, 1999, made by the Borrower in favor of the Lender, which itself modified, restated, replaced and substituted for that Note dated May 8, 1998, made by the Borrower in favor of the Lender, which itself modified, restated, replaced and substituted for that Note dated April 15, 1997, made by Borrower in favor of Lender, which itself modified, restated, replaced and substituted for that Note dated August 11, 1995."

         (c) The following Section 2.5 is added to the Credit Agreement:

                  Section 2.5 Eagle Ranch Component of Commitment. As shown in Schedule A hereto, the Eagle Ranch Project (the "Eagle Ranch Project") of East West Resort Development III, L. P. ("EWRD 3") is an Approved Project. Notwithstanding anything in Section 2.1 to the contrary, the Borrower agrees its right to borrow the Eight Million Dollar ($8,000,000) increase in the Commitment effected by that First Amendment to the Amended and Restated Credit Agreement dated December 20, 1999 (the "First Amendment"), which portion of the Commitment is called the "Eagle Ranch Component of Commitment" shall be governed by this Section 2.5 and Section 4.3(c). Each Advance made after December 20, 1999, to fund the Eagle Ranch Project shall be considered an Advance against the Eagle Ranch Component of Commitment and is called an "Eagle Ranch Advance"; the aggregate amount of all Eagle Ranch Advances made after December 20, 1999 shall not exceed Eight Million Dollars ($8,000,000). All

         Eagle Ranch Principal Payments (as defined in Article III) shall reduce, dollar-for-dollar, the Eagle Ranch Component of the Commitment; but after the Eagle Ranch Component of the Commitment has been reduced to zero, Eagle Ranch Principal Payments shall not reduce the Commitment."

         2. Addition of Section 3.1.4 (Eagle Ranch Payments). The following
Section 3.1.4 is added to the Credit Agreement:

                  Section 3.1.4 Eagle Ranch Payments. All mandatory payments made pursuant to Section 3.1.2 out of Distributions from EWRD 3 attributable to the Eagle Ranch Project are called "Eagle Ranch Payments"; all amounts of Eagle Ranch Payments applied to the outstanding principal balance of the Loan are called "Eagle Ranch Principal Payments."

         3. Amendment of Sections 4.3(a) and 4.3(b) and addition of Section 4.3(c).

         (a) At the end of Section 4.3(a), the word "and" is deleted.

         (b) At the beginning of Section 4.3(b), there are added the words "subject to Section 4.3(c)," and the period at the end of the final sentence of
Section 4.3(b) is deleted and replaced by a semicolon followed by the word
"and".

         (c) The following Section 4.3(c) is added to the Credit Agreement:

                  "(c) after December 20, 1999, this Section 4.3(c) and not
         Section 4.3(b) shall govern the use of Advances to make capital contributions to EWRD 3 for the Eagle Ranch Project. The Borrower shall use each Eagle Ranch Advance solely to make capital contributions to EWRD 3 exclusively for application towards the Eagle Ranch Project; the aggregate amount of Eagle Ranch Advances, plus all capital contributions to Partnerships made prior to December 20, 1999, for the Eagle Ranch Project, shall not exceed the Project Advance Limit for the Eagle Ranch Project, which shall be $25,100,000; no Eagle Ranch Advance may be used for any other purpose; and the Borrower may not use proceeds from any Advance other than Eagle Ranch Advances to make capital contributions to EWRD 3 for the Eagle Ranch Project."

         4. Amendment of Schedule A. Schedule A to the Credit Agreement is deleted and Schedule A attached to this Amendment is substituted therefor.

         5. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including the reasonable fees and out-of-pocket expenses of counsel to the Lender and of local counsel, if any, who may be retained by counsel to the Lender) in connection with this Amendment and the transactions contemplated hereby.

         6. Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Amendment, together with each other Loan Document executed in connection with this Amendment, shall become effective when counterparts hereof executed on behalf of the Borrower and Lender (or notice thereof satisfactory to the Lender) shall have been received by the Lender and notice thereof shall have been given by the Lender to the Borrower.

         7. Governing Law: Entire Agreement. THIS AMENDMENT, THE NOTE GIVEN IN CONNECTION HEREWITH, AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD FOR CONFLICT OF LAWS PRINCIPLES. Except as otherwise provided herein, this Amendment, the Note given in replacement of that promissory note made January 1, 1999, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         8. REIT Compliance. Borrower acknowledges that Lender's affiliate, Crescent Real Estate Equities Company ("Crescent"), is a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). Borrower agrees that it will not knowingly or intentionally take or omit to take any action which Borrower knows would or could result in Crescent being disqualified from treatment as a real estate investment trust under the Code.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:                          CRESCENT DEVELOPMENT MANAGEMENT CORP.,
                                   a Delaware corporation


                                   By:
                                      Name:
                                      Title:



LENDER: CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership

                                   By: Crescent Real Estate Equities, Ltd.,
                                       Sole general partner


                                       By:
                                          Name:
                                          Title:

                               LINE OF CREDIT NOTE


$56,166,666.00                                                 December 20, 1999


         FOR VALUE RECEIVED, CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation ("Borrower") promises to pay to CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Lender"), at 777 Main Street, Suite 2700, Fort Worth, Texas 76102, the principal sum of FIFTY-SIX MILLION ONE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX AND NO/100 DOLLARS ($56,166,666.00), or so much thereof as may be advanced, with interest on the principal balance from time to time remaining unpaid at the rates hereinafter provided.

         Interest on the principal balance hereof from time to time remaining unpaid prior to an Event of Default shall be payable at the Interest Rate, provided that the interest payable shall not exceed the maximum rate permitted by applicable law (the "Maximum Rate"). Interest on the principal hereof from time to time remaining unpaid and, to the extent permitted by applicable law, interest on the unpaid interest, shall bear interest from and after an Event of Default at the Default Rate provided that in no event shall the Default Rate be more than the Maximum Rate.

         This Note renews, modifies, replaces and is given in substitution for that certain Note dated January 1, 1999, in the principal amount of $48,166,666.00 made by Borrower and payable to Lender and is the "Note" referred to in the Amended and Restated Credit Agreement dated January 1, 1999, executed by Lender and Borrower as amended by that First Amendment to Amended and Restated Credit Agreement of even date herewith (the "Credit Agreement"). Borrower may borrow, repay and reborrow amounts under this Note as permitted by the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement.

         Borrower may request and receive Advances hereunder only in accordance with the terms and provisions of the Credit Agreement. This Note shall be payable as provided in Article III of the Credit Agreement.

         Upon the occurrence of any Event of Default (after the giving of any notice required in the Credit Agreement and the expiration of any applicable grace periods provided for in the Credit Agreement), all amounts then remaining unpaid on this Note shall become or may be declared to be immediately due and payable and the holder hereof shall have all rights and remedies of Lender under the Credit Agreement and other Loan Documents. The failure to exercise the option to accelerate the maturity of this Note upon the happening of any one or more of the Events of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same or any other option at that time or at any subsequent time with respect to such uncured default or any other event of uncured default hereunder or under any other of the Loan Documents. The remedies of the holder hereof, as provided in this Note and in any other of the Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of or impair, reduce, release or extinguish any of the rights or remedies of the holder hereof to exercise the foregoing option or any other option granted to the holder in this Note or in any other of the Loan Documents, at that time or at any subsequent time, or nullify any prior exercise of any such option.

         The undersigned and all other parties now or hereafter liable for the payment hereof, whether as endorser, surety or otherwise, except as provided in the Credit Agreement, severally waive demand, presentment, notice of dishonor, notice of intention to accelerate the indebtedness evidenced hereby, notice of the acceleration of the maturity hereof, diligence in collecting, grace, notice and protest, and consent to all extensions which from time to time may be granted by the holder hereof and to all partial payments hereon, whether before or after maturity.

         If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, the undersigned agrees to pay all costs of collection, including, but not limited to, reasonable attorneys' fees and expenses incurred by the holder hereof.

         All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned and the holder hereof.

         This Note may be prepaid only in accordance with the terms of the Credit Agreement.

         The loan transaction evidenced hereby shall not be governed by, or be subject to, Chapter 303 or Chapter 346 of the Texas Finance Code.

         EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW WHICH, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS EVIDENCED HEREIN AND WHICH PREEMPTS STATE USURY
LAWS), THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE.

                  THIS NOTE, TOGETHER WITH THE CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT REFERENCED HEREIN OR THEREIN, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE LOAN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                   CRESCENT DEVELOPMENT MANAGEMENT CORP.,
                                   a Delaware corporation



                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                     CRESCENT DEVELOPMENT MANAGEMENT CORP.
                       100 East Thomas Place, Drawer 2770
                              Avon, Colorado 81620


December 20, 1999


Crescent Real Estate Equities Limited Partnership
777 Main Street, Suite 2100
Fort Worth, Texas 76102

                  Re: Amended and Restated Credit Agreement dated January 1, 1999, as amended ("Credit Agreement") between Crescent Development Management Corp., as borrower, and Crescent Real Estate Equities Limited Partnership, as lender

Gentlemen:

The undersigned has requested that the Commitment Amount (as defined in the Credit Agreement) be increased by $8 million to $56,166,666, and in that connection that you execute and deliver a First Amendment to Amended and Restated Credit Agreement, dated as of December 20, 1999, and accept, in place of the Note in the principal amount of $48,166,666 dated January 1, 1999, made by the undersigned, a new Note in the principal sum of $56,166,666 made by the undersigned as of the date of this letter.

To induce you to execute that First Amendment to Amended and Restated Credit Agreement and accept the new Note in substitution for the prior Note, the undersigned hereby acknowledges, represents and warrants, confirms and agrees that (i) the new Note constitutes a renewal, extension, modification and rearrangement of the indebtedness evidenced by the prior Note and accordingly that the security interests granted by that Amended and Restated Security Agreement dated January 1, 1999 (the "Security Agreement"), in the collateral therein described continue to be first lien perfected security interests and pledges securing payment and performance of the new Note and (ii) the Security Agreement continues in full force and effect, enforceable in accordance with its terms.

THIS LETTER SHALL CONSTITUTE AN AMENDMENT TO THE SECURITY AGREEMENT AND YOU SHALL BE ENTITLED TO ENJOY THE BENEFITS OF "SECURED PARTY" UNDER, AND THE UNDERSIGNED SHALL BE BOUND BY ALL OF THE OBLIGATIONS OF "DEBTOR" UNDER, SUCH SECURITY AGREEMENT AS IF THE SAME WERE RESTATED HEREIN. Borrower agrees upon request of Lender to execute and deliver an amendment to the Security Agreement incorporating this amendment.

Crescent Real Estate Equities Limited Partnership
December 20, 1999
Page 2




To signify your receipt and acceptance of this letter of inducement, please sign this letter in the space provided below and return a copy to the undersigned.

                                   Very truly yours,

                                   Crescent Development Management Corp.


                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------


RECEIVED AND ACCEPTED:

Crescent Real Estate Equities Limited Partnership
         By: Crescent Real Estate Equities, Ltd.


               By:
                  ---------------------------
              Its:
                  ---------------------------